LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 99.7%

Lexmark International, Inc.*†

9,608

$

334,935

Adobe Systems, Inc.*

7,828

334,491

CONSUMER DISCRETIONARY 19.4%

Motorola, Inc.

20,800

333,632

Oracle Corp.*

14,261

322,013

Sears Holdings Corp.*†

6,150

$

627,607

Qualcomm, Inc.

7,918

311,573

Coach, Inc.*†

18,241

557,810

Total System Services, Inc.

11,080

310,240

Amazon.com, Inc.*

6,016

557,322

Cisco Systems, Inc.*

11,445

309,816

Expedia, Inc.*

16,010

506,236

Akamai Technologies, Inc.*†

8,130

281,298

Apollo Group, Inc. — Class

Microsoft Corp.

7,670

273,052

A*†

7,170

502,976

Network Appliance, Inc.*

10,198

254,542

Abercrombie & Fitch Co. –

Symantec Corp.*

14,588

235,450

Class A

5,510

440,635

Citrix Systems, Inc.*†

6,124

232,773

Goodyear Tire & Rubber Co.*

15,240

430,073

Nvidia Corp.*

6,233

212,047

Bed Bath & Beyond, Inc.*

13,809

405,847

Electronic Arts, Inc.*†

3,593

209,867

Starbucks Corp.*†

18,960

388,111

MEMC Electronic Materials,

TJX Cos., Inc.

13,503

387,941

Inc.*

2,275

201,315

Harley-Davidson, Inc.†

8,161

381,200

QLogic Corp.*

13,720

194,824

AutoZone, Inc.*

3,159

378,796

Western Union Co.

7,800

189,384

Black & Decker Corp.†

4,903

341,494

National Semiconductor Corp.

7,500

169,800

Harman International

BMC Software, Inc.*

3,570

127,235

Industries, Inc.

4,368

321,965

Yum! Brands, Inc.

8,342

319,248

Total Information Technology

9,111,607

Lowe's Cos., Inc.†

13,601

307,655

H&R Block, Inc.†

16,527

306,906

HEALTH CARE 16.0%

Darden Restaurants, Inc.†

10,620

294,280

Express Scripts, Inc.*

6,643

484,939

Best Buy Co., Inc.†

5,548

292,102

Zimmer Holdings, Inc.*

7,234

478,529

Kohl's Corp.*

5,628

257,762

Varian Medical Systems, Inc.*†

8,197

427,555

International Game

Forest Laboratories, Inc.*

11,639

424,242

Technology, Inc.

5,797

254,662

Coventry Health Care, Inc.*

7,034

416,764

GameStop Corp. — Class A*

3,590

222,975

UnitedHealth Group, Inc.

6,995

407,109

Omnicom Group, Inc.†

4,653

221,157

Waters Corp.*

4,850

383,489

Nike, Inc. — Class B

3,370

216,489

IMS Health, Inc.

16,193

373,087

McGraw-Hill Cos., Inc.

4,870

213,355

Gilead Sciences, Inc.*

7,582

348,848

Polo Ralph Lauren Corp.

2,740

169,305

Amgen, Inc.*†

6,974

323,873

Total Consumer Discretionary

9,303,909

St. Jude Medical, Inc.*

7,875

320,040

Patterson Cos., Inc.*†

8,986

305,075

INFORMATION TECHNOLOGY 19.0%

Stryker Corp.†

4,070

304,110

Google, Inc. — Class A*

952

658,289

Medtronic, Inc.

6,004

301,821

Cognizant Technology

Biogen Idec, Inc.*†

5,110

290,861

Solutions Corp. — Class A*

14,794

502,108

Laboratory Corporation of

Yahoo!, Inc.*

20,267

471,411

America Holdings*†

3,724

281,274

Apple, Inc.*

2,240

443,699

Hospira, Inc.*

6,253

266,628

Dell, Inc.*

16,839

412,724

Barr Pharmaceuticals, Inc.*

4,884

259,340

Intuit, Inc.*†

12,292

388,550

Quest Diagnostics, Inc.

4,610

243,869

eBay, Inc.*

10,932

362,833

Celgene Corp.*

4,974

229,849

SanDisk Corp.*

10,708

355,184

Johnson & Johnson, Inc.

3,338

222,645

Fiserv, Inc.*†

6,130

340,154

C.R. Bard, Inc.†

2,170

205,716

Autodesk, Inc.*

6,800

338,368

Becton, Dickinson & Co.

2,255

188,473

1

LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Genzyme Corp.*

2,470

$

183,867

L-3 Communications Holdings,

Total Health Care

7,672,003

Inc.

2,534

$

268,452

Lockheed Martin Corp.

2,530

266,308

ENERGY 12.0%

Pitney Bowes, Inc.†

6,650

252,966

Sunoco, Inc.

7,840

567,930

CH Robinson Worldwide, Inc.

4,490

242,999

XTO Energy, Inc.

9,835

505,126

Terex Corp.*

3,640

238,675

Valero Energy Corp.

5,750

402,672

General Dynamics Corp.

2,504

222,831

Apache Corp.

3,730

401,124

ITT Industries, Inc.

3,128

206,573

ConocoPhillips

4,440

392,052

Equifax, Inc.

5,470

198,889

EOG Resources, Inc.†

4,330

386,452

Rockwell Automation, Inc./DE

2,740

188,950

Schlumberger Ltd.

3,760

369,871

Jacobs Engineering Group,

Murphy Oil Corp.†

4,090

346,996

Inc.*

1,530

146,283

Chesapeake Energy Corp.†

8,560

335,552

Total Industrials

4,107,199

Transocean, Inc. *†

2,180

312,067

Exxon Mobil Corp.

3,300

309,177

CONSUMER STAPLES 7.1%

Halliburton Co.

7,560

286,600

Clorox Co.

6,018

392,193

BJ Services Co.†

11,209

271,930

Avon Products, Inc.†

8,290

327,704

Devon Energy Corp.

3,035

269,842

Anheuser-Busch Cos., Inc.

5,890

308,282

Smith International, Inc.

3,105

229,304

Pepsi Bottling Group, Inc.

7,545

297,726

Consol Energy, Inc.

2,696

192,818

Hershey Co.

7,520

296,288

Baker Hughes, Inc.†

2,020

163,822

Colgate-Palmolive Co.

3,774

294,221

Total Energy

5,743,335

Kellogg Co.

5,525

289,676

UST, Inc.†

5,080

278,384

Campbell Soup Co.

7,430

265,474

FINANCIALS 9.9%

Estee Lauder Cos., Inc. —

IntercontinentalExchange, Inc.*

3,020

581,350

Class A

5,556

242,297

CB Richard Ellis Group, Inc.

PepsiCo, Inc.

2,918

221,476

— Class A*

26,260

565,903

WM Wrigley Jr Co.

3,337

195,381

Moody's Corp.†

13,640

486,948

Progressive Corp.

24,031

460,434

Total Consumer Staples

3,409,102

CME Group, Inc.

598

410,228

SLM Corp.†

20,186

406,546

MATERIALS 6.1%

Safeco Corp.

7,170

399,226

United States Steel Corp.

4,670

564,650

Leucadia National Corp.†

7,200

339,120

Nucor Corp.

7,928

469,496

Federated Investors, Inc.

Freeport-McMoRan Copper &

Class B†

7,626

313,886

Gold, Inc. — Class B

4,400

450,736

Commerce Bancorp, Inc.†

5,613

214,080

Titanium Metals Corp.

16,810

444,624

Franklin Resources, Inc.†

1,760

201,397

Ball Corp.

8,803

396,135

American Express Co.

3,764

195,803

Ecolab, Inc.†

4,414

226,041

NYSE Euronext

1,886

165,534

Sigma-Aldrich Corp.†

3,950

215,670

Total Financials

4,740,455

Pactiv Corp.*

6,650

177,090

Total Materials

2,944,442

INDUSTRIALS 8.6%

Cummins, Inc.

2,600

331,162

UTILITIES 1.6%

Caterpillar, Inc.

4,500

326,520

Constellation Energy Group,

Trane, Inc.

6,870

320,898

Inc.

2,970

304,514

Expeditors International

AES Corp.*

12,989

277,835

Washington, Inc.

7,170

320,356

Rockwell Collins, Inc.

4,160

299,395

Danaher Corp.†

3,145

275,942

2

LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Shares

Value

Questar Corp.

3,948 $

213,587

Total Utilities

795,936

Total Common Stocks

(Cost $42,178,894)

$

47,827,988

Face

Amount

REPURCHASE AGREEMENTS 0.9%

Collateralized by U.S. Treasury

Obligations

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40% due

01/02/08

$

242,972

242,972

Lehman Brothers Holdings,

Inc. issued 12/31/2007 at

1.00% due 01/02/08

143,341

143,341

Morgan Stanley issued

12/31/2007 at 1.20% due

01/02/08

37,380

37,380

Total Repurchase Agreements

(Cost $423,693)

423,693

SECURITIES LENDING COLLATERAL 17.3%

Investment in Securities Lending Short

Term

Investment Portfolio Held

by U.S. Bank

8,320,075

8,320,075

Total Securities Lending Collateral

(Cost $8,320,075)

8,320,075

Total Investments 117.9%

(Cost $50,922,662)

$

56,571,756

Liabilities in Excess of Other

Assets – (17.9)%

$

________

(8,594,160)

Net Assets – 100.0%

$

47,977,596

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at

December 31, 2007.

3